UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------


                                    FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 23, 2005

                        COMPOSITE TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)

           Nevada                  000-10999                59-2025386
           ------                  ---------                ----------
(State or other jurisdiction (Commission File Number)     (IRS Employer
      of incorporation)                                 Identification No.)

                                2026 McGaw Avenue
                                Irvine, CA 92614
          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:  (949) 428-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

      On September 23, 2005, Composite Technology Corporation (the "Company") entered into a Securities Purchase Agreement (the "Agreement"), pursuant to which it agreed to sell $6,000,000 aggregate principal amount of senior convertible notes due December 2006 , with an interest rate of 6.0% per annum, payable quarterly (the "Notes") to certain institutional accredited investors in a private placement. The Notes will be convertible into shares of the Company's common stock at a conversion price of $1.60 per share.

      The institutional accredited investors will also receive two tranches of warrants, each of which will be exercisable for 562,500 shares of the Company's common stock. One such tranche of warrants will have an exercise price of $2.00 per share and the other tranche will have an exercise price of $1.84 per share. Both tranches of warrants will have a term of three years. The sale of the Notes and Warrants is expected to close on or before September 30, 2005, subject to the Bankruptcy Court's approval. The Court has scheduled a hearing on September 28, 2005 to consider entry of an order granting approval for this private placement.

      The foregoing description of the private placement does not purport to be complete and is qualified in its entirety by reference to the form of Securities Purchase Agreement, Senior Convertible Note, Registration Rights Agreement and Common Stock Purchase Warrant which are filed as Exhibits to this report and are incorporated herein by reference.

      On September 26, 2005, the Company issued the press release attached hereto as Exhibit 99.1 regarding the transaction described in this report. The information that is set forth in the Company's press release dated September 26, 2005 is incorporated herein by reference.

Item 3.02  Unregistered Sales of Equity Securities

      Between August 25th and September 23rd, 2005, Composite Technology Corporation issued 1,089,071 shares of its common stock to three accredited investors upon the conversion of $1,819,750 of principal of Convertible Debentures at a conversion price of $1.67 per share. The Debentures were originally issued in August 2004 and had been carried on the Company's balance sheet as long term debt prior to the conversion. The Company relied upon the exemption from registration as set forth in Section 4 (2) of the Securities Act for the issuance of these securities. The recipients took their securities for investment purposes without a view to distribution and had access to information concerning the Company and its business prospects, as required by the Securities Act of 1933, as amended. In addition, there was no general solicitation or advertising for the acquisition of these securities.

Item 9.01 Financial Statements and Exhibits

      (d)   Exhibits

      10.1 Securities Purchase Agreement including form of the Convertible Note, Registration Rights Agreement and the Common Stock Purchase Warrant.

      99.1 Press Release of Composite Technology Corporation, dated September 26, 2005

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COMPOSITE TECHNOLOGY CORPORATION
                                                     (Registrant)


Date: September 26, 2005                    By: /s/ Benton H Wilcoxon
                                                --------------------------------
                                                Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit Number    Description of Exhibit

     10.1         Securities   Purchase   Agreement   including   form   of  the
                  Convertible Note, Registration Rights Agreement and the Common Stock Purchase Warrant.

     99.1 Press Release of Composite Technology Corporation, dated September 26, 2005